UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 19, 2011

COMMAND CENTER, INC.
(Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3773 West Fifth Avenue, Post Falls, Idaho		83854
Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code:		208-773-7450

___________________________________________________________________
(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)     Previous Independent Registered Public Accounting Firm

As required by Item 304(a)(1)(i) of Regulation S-K, the Company is providing the following explanation of the timing and circumstances surrounding the change in auditors.  On October 31, 2011, Command Center, Inc. (the “Company”) received a notification from BehlerMick PS, Certified Public Accountants, the Company's independent registered accountants, that BehlerMick would cease servicing clients effective November 1, 2011 and its principals formed a new firm, MartinelliMick PLLC.  The Company’s Audit Committee accepted the resignation of BehlerMick as of November 2, 2011.

On October 11, 2010, the Company had engaged BehlerMick as the Company's independent public accountants to audit the Company's financial statements for the fiscal years ending December 31, 2010 and December 30, 2011, and to review the Company's unaudited financial statements for interim periods, commencing for the quarter ended September 24, 2010.

The reports of BehlerMick on the Company's financial statements for the fiscal year ending December 31, 2010 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal year ending December 31, 2010 and through November 1, 2011, the Company has not had any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with BehlerMick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BehlerMick’s satisfaction, would have caused them to make reference thereto in their reports on the Company's financial statements for such year.

During the year ended December 31, 2010 and in the subsequent interim period through October 31, 2011, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided BehlerMick with a copy of the above disclosure. The Company is unable to obtain a letter from the predecessor auditor, as BehlerMick no longer practices public accounting.

(b)     Engagement of New Certifying Accountant

Effective November 2, 2011, our Audit Committee approved the engagement of MartinelliMick PLLC as our new independent registered public accounting firm.

During our two most recent fiscal years and the subsequent interim period through November 2, 2011, the Company had not consulted with MartinelliMick PLLC with respect to (i) either the application of accounting principles to a specified transaction, completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by MartinelliMick PLLC reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.                                                                                                November 2, 2011

/s/ Jeff R. Mitchell
Chief Financial Officer